EXHIBIT 24


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of Weststar Financial Services Corporation, and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints G. Gordon Greenwood and Randall C. Hall or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below, (a) Registration Statement on Form S-8 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of common stock Weststar Financial Services Corporation, $1.00 par value per share, to be issued in connection with the issuance of shares upon the exercise of options pursuant to the Weststar Financial Services Corporation 2001 Incentive Stock Option Plan and Weststar Financial Services Corporation 2001 Nonstatutory Stock Option Plan, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statement, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Weststar Financial Services Corporation and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Weststar Financial Services Corporation might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Weststar Financial Services Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statement, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Weststar Financial Services Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                    Weststar Financial Services Corporation
                                    (Registrant)



                                      By: /s/ G. Gordon Greenwood
                                          -------------------------------------
                                          G. Gordon Greenwood
                                          President and Chief Executive Officer


Dated:    June 18, 2002


SIGNATURE                                         CAPACITY
---------                                         --------

/s/ Gordon Greenwood                President, Chief Executive Officer,
---------------------------         and Director
G. Gordon Greenwood


/s/ Randall C. Hall                 Chief Financial Officer
---------------------------
Randall C. Hall*


/s/ W. Edward Anderson              Director
---------------------------
W. Edward Anderson*


/s/ M. David Cogburn                Director
---------------------------
M. David Cogburn, M.D.*


/s/ Max O. Cogburn, Sr.             Director
---------------------------
Max O. Cogburn, Sr.*


/s/ Daryl J. Hart                   Director
---------------------------
Daryl J. Hart*


/s/ Carol L King                    Director
---------------------------
Carol L. King*


/s/ Stephen L. Pignatiello          Director
---------------------------
Stephen L. Pignatiello*

/s/ Kent W. Salisbury               Director
---------------------------
Kent W. Salisbury, M.D.*


/s/ Laura A. Webb                   Director
---------------------------
Laura A. Webb*


/s/ David N. Wilcox                 Director
---------------------------
David N. Wilcox*